UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2014

POLYPORE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32266	43-2049334
(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

(704) 587-8409

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

On June 13, 2014, as a result of a competitive process and following careful deliberation, the Audit Committee of the Board of Directors of Polypore International, Inc. (the “Company”) appointed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective June 16, 2014.

Ernst & Young LLP (“EY”) was previously the independent registered public accounting firm for the Company. On June 13, 2014, EY was dismissed as the Company’s independent auditors, effective immediately.

The audit reports of EY on the Company’s consolidated financial statements as of and for the two fiscal years ended December 28, 2013 and December 29, 2012 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 28, 2013 and December 29, 2012 and the subsequent interim period through June 13, 2014, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between EY and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in its report on the consolidated financial statements for the relevant fiscal year, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the two fiscal years ended December 28, 2013 and December 29, 2012 and the subsequent interim period through June 16, 2014, neither the Company, nor anyone on its behalf, consulted KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

A copy of EY’s letter to the Securities and Exchange Commission dated as of June 16, 2014 is attached as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated June 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC.
(Registrant)

Date: June 16, 2014	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer